Exhibit 99.1
FOR IMMEDIATE RELEASE

Lumos Pharma Announces Changes to its Board of Directors
–Lumos Pharma appoints new Board member, An van Es-Johansson, M.D., with wealth of experience in rare diseases
AUSTIN, TX, February 16, 2021 - Lumos Pharma, Inc. (NASDAQ:LUMO), a clinical-stage biopharmaceutical company focused on therapeutics for rare diseases, announced the appointment of An van Es-Johansson, M.D., to its Board of Directors, effective immediately, where she will serve as a member of the Nominating and Governance Committee. Dr. van Es-Johansson brings over 30 years of experience in executive and clinical development roles in the pharmaceutical industry. Dr. van Es-Johansson will succeed Emmett Cunningham who is resigning his Board position to focus on other professional obligations in his managerial role at Blackstone Life Sciences.
“We are excited to welcome Dr. An van Es-Johansson to our Board,” said Rick Hawkins, CEO, President and Chairman. “Dr. van Es-Johansson’s clinical and corporate experience focused on growth hormone disorders and other rare diseases will be of immense value to Lumos Pharma as we pursue our clinical and business development programs targeting this same area. We also greatly appreciate Emmett Cunningham’s tenure as a Lumos Pharma Board member. His guidance served Lumos Pharma well, particularly through our transition last year to a publicly listed company, and we wish Emmett the very best in his ventures hereafter.”
“I am pleased to have been able to assist the company in advancing its clinical and corporate strategy,” commented Emmett Cunningham. “Dr. van Es-Johansson’s extensive experience in the pharmaceutical industry will be an asset to the Lumos Board, and I feel confident that she will guide the company successfully through its next stage of development.”
Dr. An van Es-Johansson is the Chief Medical Officer and Head of Development for AlzeCure Pharma, a Swedish pharmaceutical company with a primary focus on Alzheimer’s disease and will transition to a Senior Advisor role on March 1, 2021. Dr. van Es-Johansson’s early work in the life science industry focused on the clinical development of recombinant human growth hormone (rhGH) therapeutics for Turner Syndrome and other endocrine disorders at both Eli Lily and Pharmacia Upjohn. From 2005-2018, Dr. van Es-Johansson served in a range of executive roles of increasing responsibility at Sobi, an international rare disease company headquartered in Stockholm, Sweden. Dr. van Es-Johansson has leadership experience within large pharmaceutical and smaller biotechnology companies, including Roche, Active Biotech, and BioStratum. From 2004-2016 she was a member of the Scientific Advisory board for Uppsala Bio and currently serves on the Board of Directors at Medivir AB, Savara Pharmaceuticals, PLUS Therapeutics, and Agendia BV. Dr. van Es-Johansson received a M.D. from Erasmus University, Rotterdam, The Netherlands.
“I am thrilled to join Lumos Pharma’s Board of Directors at this exciting time as the company advances its Phase 2b trial evaluating a novel oral therapeutic for pediatric growth hormone deficiency,” Dr. van Es-Johansson stated. “I look forward to working with the Board and the Lumos management team as the company pursues this clinical program and embarks on a path toward expanding its pipeline in rare diseases.”

Exhibit 99.1
About Lumos Pharma
Lumos Pharma, Inc. is a clinical stage biopharmaceutical company focused on the development and commercialization of therapeutics for rare diseases. Lumos Pharma was founded and is led by a management team with longstanding experience in rare disease drug development and received early funding from leading healthcare investors, including Deerfield Management, a fund managed by Blackstone Life Sciences, Roche Venture Fund, New Enterprise Associates (NEA), Santé Ventures, and UCB. Lumos Pharma’s lead therapeutic candidate is LUM-201, an oral growth hormone stimulating small molecule, currently being evaluated in a Phase 2b clinical trial, the OraGrowtH210 Trial, for the treatment of Pediatric Growth Hormone Deficiency (PGHD). If approved by the FDA, LUM-201 would provide an orally administered alternative to daily injections that current PGHD patients endure for many years of treatment. LUM-201 has received Orphan Drug Designation in both the US and EU. For more information, please visit www.lumos-pharma.com.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements of Lumos Pharma, Inc. (the “Company”) that involve substantial risks and uncertainties. All such statements contained in this press release are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “forecast,” “projected,” "guidance," "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, our intent to initiate a Pharmacokinetic/Pharmacodynamic study of LUM-201 in PGHD in 2021, anticipated monetization of our priority review voucher,  that cash on hand is expected to fund current operations through the Phase 2b trial-readout, that we are engaging in activities that we hope will lead to the expansion of our pipeline through the licensure of other rare disease assets, that  we believe Lumos Pharma is well positioned to execute on our clinical and business development plans, the potential of an orally administered treatment regimen for PGHD and other indications, plans related to execution of clinical trials; plans related to moving additional indications into clinical development; future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including the effects of pandemics or other widespread health problems such as the ongoing COVID-19 pandemic, the outcome of our future interactions with regulatory authorities, the outcome of our Phase 2b clinical trial for LUM-201, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for our operations and to conduct or continue planned clinical development programs, the ability to obtain the necessary patient enrollment for our product candidate in a timely manner, the ability to successfully develop our product candidate, the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates such as LUM-201 that are safe and effective for use as human therapeutics, the timing and ability of Lumos to monetize its priority review voucher and raise additional equity capital as needed and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements as discussed in "Risk Factors" and elsewhere in Lumos Pharma’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the SEC. The forward-looking statements in this press release represent the Company’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their views to change. However, while it may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. You should,

Exhibit 99.1
therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this press release.
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Investor & Media Contact:

Lisa Miller
Lumos Pharma Investor Relations
512-792-5454
ir@lumos-pharma.com